UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 14, 2011
Date of report (Date of earliest event reported)

SurModics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions  (see General Instruction A.2):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, SurModics, Inc. (the “Company”) will make a presentation at the 9th Annual CL King Best Ideas Conference in New York City on Wednesday, September 14, 2011.  A copy of the slides to be used in conjunction with the presentation is attached to this report as Exhibit 99.1.  A complete copy of the presentation will be made available in the investor section of the Company’s website at www.surmodics.com.

The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Forward Looking Information.

Some of the information contained in the presentation materials may be considered forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including (1) our ability to successfully complete our review of strategic alternatives for our Pharmaceuticals business; (2) our reliance on third parties (including our customers and licensees) and their failure to successfully develop, obtain regulatory approval for, market and sell products incorporating our technologies may adversely affect our business operations, our ability to realize the full potential of our pipeline, and our ability to achieve our corporate goals; and (3) the factors identified under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2010, and updated in our subsequent reports filed with the SEC. These reports are available in the Investors section of our website at www.surmodics.com and at the SEC website at www.sec.gov. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update them in light of new information or future events.

Use of Non-GAAP Information.

The Company has included in the presentation materials certain non-GAAP financial results. The Company believes that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. The Company’s management uses non-GAAP measures, including those set forth in the presentation materials, to assess the Company’s operating performance and to determine payout under its executive compensation programs. The Company believes that presentation of certain non-GAAP measures allows investors to review its results of operations from the same perspective as management and the Company’s board of directors and facilitates comparisons of its current results of operations. The method used to produce non-GAAP results is not in accordance with GAAP and may differ from the methods used by other companies. Non-GAAP results should not be regarded as a substitute for corresponding GAAP measures but instead should be utilized as a supplemental measure of operating performance in evaluating the Company’s business. Non-GAAP measures do have limitations in that they do not reflect certain items that may have a material impact upon the Company’s reported financial results. As such, these non-GAAP measures presented should be viewed in conjunction with both the Company’s financial statements prepared in accordance with GAAP and the reconciliation of the supplemental non-GAAP financial measures to the comparable GAAP results provided for the specific periods presented, which are included in the presentation materials.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

	Exhibit Number	Description
	99.1	Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date:	September 14, 2011	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, Legal and Human Resources, General Counsel and Secretary